UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2017

PRO-DEX, INC.

(Exact name of registrant as specified in charter)

Colorado	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2361 McGaw Avenue

Irvine, California 92614

(Address of principal executive offices, zip code)

(949) 769-3200

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation of Chief Executive Officer.

On December 5, 2017, the Compensation Committee of the Board of Directors of Pro-Dex, Inc. (“Pro-Dex” or the “Company”) approved a discretionary performance bonus for Richard L. Van Kirk, the Company’s Chief Executive Officer, in the amount of $45,000 based on the Company’s performance in fiscal 2018.

Adoption of Stock performance awards

On December 5, 2017, the Compensation Committee approved the issuance of Performance Award Agreements under the Company’s 2016 Equity Incentive Plan to select employees, including awards issued to Richard L. Van Kirk, the Company’s Chief Executive Officer, and Alisha K. Charlton, the Company’s Chief Financial Officer, which are summarized below:

First Performance Target

Number of shares of the Company’s common stock (“Common Stock”) to be awarded based upon the volume-weighted average price (“VWAP”) of the Common Stock reaching or exceeding $6.50 per share over a 60-day period ending on before the measurement period end date set forth in the table below (“First Performance Target”):

	Measurement Period End Date
Name	First Testing Date 07/01/2018	Second Testing Date 01/01/2019(1)	Third Testing Date 07/01/2019(1)(2)
Richard Van Kirk	11,700	5,850	2,925
Alisha Charlton	7,300	3,650	1,825

(1)

If the First Performance Target is met on or before the First Testing Date, no additional shares are awarded on the Second Testing Date or Third Testing Date.

(2)

If the First Performance Target is met on or before the First Testing Date or the Second Testing Date, no additional shares are awarded on the Third Testing Date.

Second Performance Target

Number of shares of Common Stock to be awarded based upon the VWAP of the Common Stock reaching or exceeding $9.00 per share over a 60-day period ending on before the measurement period end date set forth in the table below (“Second Performance Target”):

	Measurement Period End Date
Name	First Testing Date 07/01/2020	Second Testing Date 01/01/2021(1)	Third Testing Date 07/01/2021(1)(2)
Richard Van Kirk	11,700	5,850	2,925
Alisha Charlton	7,300	3,650	1,825

(1)

If the Second Performance Target is met on or before the First Testing Date, no additional shares are awarded on the Second Testing Date or Third Testing Date.

(2)

If the Second Performance Target is met on or before the First Testing Date or the Second Testing Date, no additional shares are awarded on the Third Testing Date.

Third Performance Target

Number of shares of Common Stock to be awarded based upon the VWAP of the Common Stock reaching or exceeding $13.50 per share over a 60-day period ending on before the measurement period end date set forth in the table below (“Third Performance Target”):

	Measurement Period End Date
Name	First Testing Date 07/01/2022	Second Testing Date 01/01/2023(1)	Third Testing Date 07/01/2023(1)(2)
Richard Van Kirk	11,700	5,850	2,925
Alisha Charlton	7,300	3,650	1,825

(1)

If the Third Performance Target is met on or before the First Testing Date, no additional shares are awarded on the Second Testing Date or Third Testing Date.

(2)

If the Third Performance Target is met on or before the First Testing Date or the Second Testing Date, no additional shares are awarded on the Third Testing Date.

Fourth Performance Target

Number of shares of Common Stock to be awarded based upon the VWAP of the Common Stock reaching or exceeding $17.00 per share over a 60-day period ending on before the measurement period end date set forth in the table below (“Fourth Performance Target”):

	Measurement Period End Date
Name	First Testing Date 07/01/2024	Second Testing Date 01/01/2025(1)	Third Testing Date 07/01/2025(1)(2)
Richard Van Kirk	11,700	5,850	2,925
Alisha Charlton	7,300	3,650	1,825

(1)

If the Fourth Performance Target is met on or before the First Testing Date, no additional shares are awarded on the Second Testing Date or Third Testing Date.

(2)

If the Fourth Performance Target is met on or before the First Testing Date or the Second Testing Date, no additional shares are awarded on the Third Testing Date.

Fifth Performance Target

Number of shares of Common Stock to be awarded based upon the VWAP of the Common Stock reaching or exceeding $22.50 per share over a 60-day period ending on before the measurement period end date set forth in the table below (“Fifth Performance Target”):

	Measurement Period End Date
Name	First Testing Date 07/01/2026	Second Testing Date 01/01/2027(1)	Third Testing Date 07/01/2027(1)(2)
Richard Van Kirk	11,700	5,850	2,925
Alisha Charlton	7,300	3,650	1,825

(1)

If the Fifth Performance Target is met on or before the First Testing Date, no additional shares are awarded on the Second Testing Date or Third Testing Date.

(2)

If the Fifth Performance Target is met on or before the First Testing Date or the Second Testing Date, no additional shares are awarded on the Third Testing Date.

The Performance Award Agreements contain terms and provisions customary for performance awards of this type, including that, in most instances, the employee must continue to be employed by the Company at the time the relevant performance target is achieved.  A copy of the form of Performance Award Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Performance Award Agreements is qualified in its entirety by reference to the complete text of the form of Performance Award Agreement.

Item 5.07

Submission of Matters to a Vote of Security Holders

On December 5, 2017, the Company held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on two proposals and one advisory vote set forth below. The proposals and advisory vote are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on October 19, 2017 (the “Proxy Statement”).

1.

To elect Raymond E. Cabillot, William J. Farrell III, David C. Hovda, Nicholas J. Swenson and Richard L. Van Kirk (the “Candidates”) to serve as members of the Board of Directors of the Company until their successors are duly elected and qualified.

Candidate	Votes For	Withheld	Broker Non-Votes
Raymond E. Cabillot	2,394,211	40,731	1,266,984
William J. Farrell III	2,400,540	34,402	1,266,984
David C. Hovda	2,406,410	28,532	1,266,984
Nicholas J. Swenson	2,393,838	41,104	1,266,984
Richard L. Van Kirk	2,410,338	24,604	1,266,984

On the basis of the foregoing votes, each of the Candidates was elected.

2.

To ratify the appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2018.

For	Against	Abstain	Broker Non-Votes
3,442,036	9,536	250,354	—

On the basis of the foregoing votes, the proposal was ratified.

3.

To cast a non-binding advisory vote with regard to the compensation of the Company’s Named Executive Officers (as defined in the Proxy Statement) as set forth in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
2,385,049	35,992	13,901	1,266,984

On the basis of the foregoing votes, the shareholders approved, on a non-binding advisory basis, the compensation of the Named Executive Officers.

Item 9.01

Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Form of Performance Award Agreement for Employees of Pro-Dex, Inc. – 2016 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2017

Pro-Dex, Inc.

By:	/s/ Alisha K. Charlton
Alisha K. Charlton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Form of Performance Award Agreement for Employees of Pro-Dex, Inc. – 2016 Equity Incentive Plan